UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 16, 2024
Date of Report (date of earliest event reported)
DROPBOX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38434	26-0138832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1800 Owens St.
San Francisco, California 94158
(Address of principal executive offices)
(415) 930-7766
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.00001 per share	DBX	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 16, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Dropbox, Inc. (the “Company”), the Company’s stockholders voted upon the following proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2024: (1) to elect nine directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2024; and (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1) Proposal for election of nine directors:

	For	Withhold	Broker Non-Votes
Donald W. Blair	995,111,800	3,685,041	15,168,354
Lisa Campbell	931,404,325	67,392,516	15,168,354
Andrew W. Houston	919,706,543	79,090,298	15,168,354
Paul E. Jacobs	902,203,746	96,593,095	15,168,354
Sara Mathew	993,104,006	5,692,835	15,168,354
Andrew Moore	996,721,376	2,075,465	15,168,354
Abhay Parasnis	994,980,744	3,816,097	15,168,354
Karen Peacock	995,437,052	3,359,789	15,168,354
Michael Seibel	994,974,449	3,822,392	15,168,354

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2024:

For	Against	Abstain
1,010,588,069	3,237,697	139,429

(3) Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
981,705,939	16,895,190	195,712	15,168,354

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2024

Dropbox, Inc.
/s/ Bart Volkmer
Bart Volkmer
Chief Legal Officer